Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 3, 2008 AND JULY 29, 2007

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts			Percent of Sales
	August 3,	July 29,	% Over	August 3,	July 29,
	2008	2007	(Under)	2008	2007

Net sales	$59,321	65,230	(9.1)%	100.0%	100.0%
Cost of sales	51,919	56,174	(7.6)%	87.5%	86.1%
Gross profit	7,402	9,056	(18.3)%	12.5%	13.9%

Selling, general and
administrative expenses	5,384	6,321	(14.8)%	9.1%	9.7%
Restructuring expense	402	432	(6.9)%	0.7%	0.7%
Income from operations	1,616	2,303	(29.8)%	2.7%	3.5%

Interest expense	431	818	(47.3)%	0.7%	1.3%
Interest income	(34)	(58)	(41.4)%	(0.1)%	(0.1)%
Other expense	14	232	(94.0)%	0.0%	0.4%
Income before income taxes	1,205	1,311	(8.1)%	2.0%	2.0%

Income taxes*	424	460	(7.8)%	35.2%	35.1%
Net income	$781	851	(8.2)%	1.3%	1.3%

Net income per share-basic	$0.06	0.07	(14.3)%
Net income per share-diluted	$0.06	0.07	(14.3)%
Net income per share, diluted, excluding
restructuring and related charges	$0.08	0.12	(33.3)%
(see pro-forma statement on page 5)
Average shares outstanding-basic	12,648	12,583	0.5%
Average shares outstanding-diluted	12,736	12,728	0.1%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 3, 2008, JULY 29, 2007 AND APRIL 27, 2008
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	August 3,	July 29,	(Decrease)		* April 27,
	2008	2007	Dollars	Percent	2008

Current assets
Cash and cash equivalents	$6,352	9,017	(2,665)	(29.6)%	4,914
Accounts receivable	20,164	23,903	(3,739)	(15.6)%	27,073
Inventories	34,862	42,159	(7,297)	(17.3)%	35,394
Deferred income taxes	4,472	5,376	(904)	(16.8)%	4,380
Assets held for sale	5,610	1,906	3,704	194.3%	5,610
Income taxes receivable	160	-	160	100.0%	438
Other current assets	1,627	1,649	(22)	(1.3)%	1,328
Total current assets	73,247	84,010	(10,763)	(12.8)%	79,137

Property, plant & equipment, net	33,950	36,901	(2,951)	(8.0)%	32,939
Goodwill	4,114	4,114	-	0.0%	4,114
Deferred income taxes	29,144	26,220	2,924	11.2%	29,430
Other assets	2,335	2,831	(496)	(17.5)%	2,409

Total assets	$142,790	154,076	(11,286)	(7.3)%	148,029

Current liabilities
Current maturities of long-term debt	$7,378	13,849	(6,471)	(46.7)%	7,375
Current portion of obligation under a capital lease	692	-	692	100.0%	-
Lines of credit	-	2,641	(2,641)	(100.0)%	-
Accounts payable - trade	17,249	16,776	473	2.8%	21,103
Accounts payable - capital expenditures	1,020	1,219	(199)	(16.3)%	1,547
Accrued expenses	5,534	8,484	(2,950)	(34.8)%	8,300
Accrued restructuring	1,495	3,047	(1,552)	(50.9)%	1,432
Income taxes payable - current	33	856	(823)	(96.1)%	150
Total current liabilities	33,401	46,872	(13,471)	(28.7)%	39,907

Accounts payable - capital expenditures	1,275	-	1,275	100.0%	1,449
Income taxes payable - long-term	5,069	3,765	1,304	34.6%	4,802
Deferred income taxes	1,363	-	1,363	100.0%	1,464
Obligation under capital lease	458	-	458	100.0%	-
Long-term debt , less current maturities	13,980	22,094	(8,114)	(36.7)%	14,048

Total liabilities	55,546	72,731	(17,185)	(23.6)%	61,670

Shareholders' equity	87,244	81,345	5,899	7.3%	86,359

Total liabilities and
shareholders' equity	$142,790	154,076	(11,286)	(7.3)%	148,029

Shares outstanding	12,648	12,635	13	0.1%	12,648

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 3, 2008 AND JULY 29, 2007
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		August 3,	July 29,
		2008	2007

Cash flows from operating activities:
	Net income	$781	851
	Adjustments to reconcile net income to net cash
	provided by operating activities:
	Depreciation	1,258	1,447
	Amortization of other assets	79	90
	Stock-based compensation	98	140
	Excess tax benefit related to stock options exercised	-	(21)
	Deferred income taxes	90	(518)
	Restructuring expenses, net of gain on sale of related assets	-	160
	Changes in assets and liabilities:
	Accounts receivable	6,909	5,387
	Inventories	532	(1,529)
	Other current assets	(299)	175
	Other assets	(5)	(327)
	Accounts payable - trade	(3,854)	(5,251)
	Accrued expenses	(2,757)	(186)
	Accrued restructuring	63	(235)
	Income taxes	428	889
	Net cash provided by operating activities	3,323	1,072

Cash flows from investing activities:
	Capital expenditures	(986)	(1,113)
	Proceeds from the sale of buildings and equipment	-	702
	Net cash used in investing activities	(986)	(411)

Cash flows from financing activities:
	Payments on vendor-financed capital expenditures	(599)	(70)
	Payments on long-term debt	(65)	(2,169)
	Payments on capital lease obligation	(235)	-
	Proceeds from common stock issued	-	405
	Excess tax benefit related to stock options exercised	-	21
	Net cash used in financing activities	(899)	(1,813)

Increase (decrease) in cash and cash equivalents		1,438	(1,152)

Cash and cash equivalents at beginning of period		4,914	10,169

Cash and cash equivalents at end of period		$6,352	9,017

Free Cash Flow (1)		$1,503	591

(1) Free Cash Flow reconciliation is as follows:
		FY 2009	FY 2008
A)	Net cash provided by operating activities	$3,323	1,072
B)	Minus: Capital Expenditures	(986)	(1,113)
C) Add: Proceeds from the sale of buildings and equipment		0	702
D)	Minus: Payments on vendor-financed capital expenditures	(599)	(70)
E)	Minus: Payments on capital lease obligation	(235)	-
		$1,503	591

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 3, 2008 AND JULY 29, 2007

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Sales
	August 3,		July 29,		% Over	August 3,	July 29,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$35,561		36,536		(2.7)%	59.9%	56.0%
Upholstery Fabrics	23,760		28,694		(17.2)%	40.1%	44.0%

Net Sales	$59,321		65,230		(9.1)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$6,344		5,805		9.3%	17.8%	15.9%
Upholstery Fabrics	1,070		3,768		(71.6)%	4.5%	13.1%
Subtotal	7,414		9,573		(22.6)%	12.5%	14.7%

Restructuring related charges	(12)	(1)	(517)	(3)	(97.7)%	(0.0)%	(0.8)%

Gross Profit	$7,402		9,056		(18.3)%	12.5%	13.9%

Sales, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$2,128		2,042		4.2%	6.0%	5.6%
Upholstery Fabrics	2,484		3,318		(25.1)%	10.5%	11.6%
Unallocated Corporate expenses	770		935		(17.6)%	1.3%	1.4%
Subtotal	5,382		6,295		(14.5)%	9.1%	9.7%

Restructuring related charges	2	(1)	26	(3)	(92.3)%	0.0%	0.0%

Selling, General and Administrative expenses	$5,384		6,321		(14.8)%	9.1%	9.7%

Operating income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$4,216		3,763		12.0%	11.9%	10.3%
Upholstery Fabrics	(1,414)		450		N.M.	(6.0)%	1.6%
Unallocated corporate expenses	(770)		(935)		17.6%	(1.3)%	(1.4)%
Subtotal	2,032		3,278		(38.0)%	3.4%	5.0%

Restructuring expense and restructuring related charges	(416)	(2)	(975)	(4)	(57.3)%	(0.7)%	(1.5)%

Operating income	$1,616		2,303		(29.8)%	2.7%	3.5%

Depreciation by Segment

Mattress Fabrics	$758		897		(15.5)%
Upholstery Fabrics	500		550		(9.1)%
Total Depreciation	1,258		1,447		(13.1)%

(1) The $12 represents other operating costs associated with a closed plant facility. The $2 represents other operating costs associated with a closed plant facility.
(2) The $416 represents $414 for employee termination benefits, $14 for other operating costs associated with a closed plant facility, and a credit of $12 for lease termination and other exit costs. Of this total charge, $12, $2, and $402 are included in cost of sales, selling, general, and administrative expense, and restructuring expense, respectively.
(3) The $517 represents restructuring related charges of $460 for other operating costs associated with closed plant facilities and $57 for inventory markdowns. The $26 represents other operating costs associated with a closed plant facility.
(4) The $975 represents $486 for other operating costs associated with closed plant facilities, $367 for lease termination costs, $362 for write-downs of a building and equipment, $57 for inventory markdowns, $54 for asset movement costs, a credit of $149 for employee termination benefits, and a credit of $202 for sales proceeds received on equipment with no carrying value. Of this total charge, $517, $26 and $432 are included in cost of sales, selling, general, and administrative expense, and restructuring expense, respectively.

CULP, INC.
PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 3, 2008 AND JULY 29, 2007
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED (UNAUDITED)

	As Reported					August 3, 2008		As Reported					July 29, 2007		Proforma
	August 3,	% of		% of		Proforma Net	% of	July 29,	% of		% of		Proforma Net	% of	% Over
	2008	Sales	Adjustments	Sales		of Adjustments	Sales	2007	Sales	Adjustments	Sales		of Adjustments	Sales	(Under)

Net sales	$59,321	100.0%	-	0.0%		59,321	100.0%	65,230	100.0%	-	0.0%		65,230	100.0%	-9.1%
Cost of sales	51,919	87.5%	(12)	0.0%	(1)	51,907	87.5%	56,174	86.1%	(517)	-0.8%	(3)	55,657	85.3%	-6.7%
Gross profit	7,402	12.5%	(12)	0.0%		7,414	12.5%	9,056	13.9%	(517)	-0.8%		9,573	14.7%	-22.6%

Selling, general and
administrative expenses	5,384	9.1%	(2)	0.0%	(1)	5,382	9.1%	6,321	9.7%	(26)	0.0%	(3)	6,295	9.7%	-14.5%
Restructuring expense	402	0.7%	(402)	-0.7%	(2)	-	0.0%	432	0.7%	(432)	-0.7%	(4)	-	0.0%	0.0%
Income from operations	1,616	2.7%	(416)	-0.7%		2,032	3.4%	2,303	3.5%	(975)	-1.5%		3,278	5.0%	-38.0%

Interest expense	431	0.7%	-	0.0%		431	0.7%	818	1.3%	-	0.0%		818	1.3%	-47.3%
Interest income	(34)	-0.1%	-	0.0%		(34)	-0.1%	(58)	-0.1%	-	0.0%		(58)	-0.1%	-41.4%
Other expense	14	0.0%	-	0.0%		14	0.0%	232	0.4%	-	0.0%		232	0.4%	-94.0%
Income before income taxes	1,205	2.0%	(416)	-0.7%	(5)	1,621	2.7%	1,311	2.0%	(975)	-1.5%	(6)	2,286	3.5%	-29.1%

Income taxes (7)	424	35.2%	(149)	35.8%		573	35.3%	460	35.1%	(351)	36.0%		811	35.5%	-29.3%
Net income	$781	1.3%	(267)	-0.5%		1,048	1.8%	851	1.3%	(624)	-1.0%		1,475	2.3%	-28.9%

Net income per share-basic	$0.06		($0.02)			$0.08		$0.07		($0.05)			$0.12
Net income per share-diluted	$0.06		($0.02)			$0.08		$0.07		($0.05)			$0.12
Average shares outstanding-basic	12,648		12,648			12,648		12,583		12,583			12,583
Average shares outstanding-diluted	12,736		12,648			12,736		12,728		12,583			12,728
Notes:
(1) The $12 represents other operating costs associated with a closed plant facility. The $2 represents other operating costs associated with a closed plant facility.
(2) The $402 represents $414 for employee termination benefits and a credit of $12 for lease termination and other exit costs.
(3) The $517 represents restructuring related charges of $460 for other operating costs associated with closed plant facilities and $57 for inventory markdowns. The $26 represents other operating costs associated with closed plant facilities.

(4) The $432 represents $367 for lease termination costs, $362 for write-downs of a building and equipment, $54 for asset movement costs, and a credit of $149 for employee termination benefits, and a credit of $202 for sales proceeds received on equipment with no carrying value.

(5) The $416 represents a cash charge.
(6) Of this total charge, $556 and $419 represent cash and non-cash charges, respectively.
(7) The percent of net sales column for income taxes is calculated as a % of income before income taxes.